RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
Supplement dated October 17, 2011
to each currently effective Rydex Series Funds and Rydex Dynamic Funds Prospectus
This supplement provides new and additional information beyond that contained in the currently effective Prospectuses for Rydex Series Funds and Rydex Dynamic Funds and should be read in conjunction with those Rydex Series Funds and Rydex Dynamic Funds Prospectuses.
Effective October 19, 2011, the following changes apply to each currently effective Rydex Series Funds and Rydex Dynamic Funds Prospectus, as applicable:
1.	Under the heading “Buying, Selling and Exchanging Fund Shares — Purchase Procedures,” the first paragraph is deleted in its entirety and replaced with the disclosure below.

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Rydex|SGI’s determination to not accept such instrument, but in no event later than seventy-two (72) hours after such determination.
2.	Under the heading “Buying, Selling and Exchanging Fund Shares — Selling Fund Shares,” the following section has been added.

UnCashed Check Policy
UnCashed Check Policy

Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distributions will be reinvested into the appropriate share class of the Rydex|SGI U.S. Government Money Market Fund. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

For partial redemption checks, the proceeds will be deposited into the appropriate share class of the Rydex|SGI U.S. Government Money Market Fund.

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

For checks returned in the mail, Rydex|SGI will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
3.	Under the heading “Buying, Selling and Exchanging Fund Shares — Selling Fund Shares,” the second paragraph under “Receiving Your Redemption Proceeds” is deleted in its entirety and replaced with the disclosure below.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-deposited into the appropriate share class of the Rydex|SGI U.S. Government Money Market Fund as of the date of the redemption. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be in writing and include a signature guarantee and may not be faxed.
4.	Under the heading, “Buying, Selling and Exchanging Fund Shares,” the following has been added as the second paragraph under “Transaction Cut-Off Times.”
Some intermediaries may not offer intraday trading or pricing regardless of when you place your order with your intermediary. All orders received in good order by a financial intermediary that does not offer intraday pricing will be priced at the Funds’ afternoon NAV. For more information about your financial intermediary’s rules and procedures, you should contact your intermediary directly.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RDX-SUP3-1011x0812

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